UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: September 17, 2026

(Date of earliest event reported)

EVA LIVE INC.

(Exact name of registrant as specified in its charter)

Nevada	001-43076	88-2864075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

8488 Rozita Lee Ave Building 3

Las Vegas, NV 89113

(Address of principal executive offices, including zip code)

(310) 229-5981

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock, par value $0.0001	GOAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 17, 2026, Eva Live Inc. (the “Company”) entered into an Equity Purchase Agreement (the “Purchase Agreement”) with Hudson Global Ventures, LLC, a Nevada limited liability company (the “Investor”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

Pursuant to the Purchase Agreement, upon the terms and subject to the conditions set forth therein, the Company has the right, but not the obligation, to direct the Investor to purchase, from time to time during the Commitment Period, shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), having an aggregate purchase price of up to $10,000,000 (the “Maximum Commitment Amount”). The purchase price for shares sold pursuant to a Put Notice will be $2.00 per share, subject to adjustment for any stock dividend, stock split, stock combination, rights offering, reclassification or similar transaction that proportionately decreases or increases the number of outstanding shares of Common Stock (the “Purchase Price”).

Under the Purchase Agreement, each Put Notice must be for a minimum amount of $15,000, calculated using the Purchase Price, and may not exceed the lesser of (a) 200% of the Average Daily Trading Value or (b) the Applicable Trading Amount, in each case as more fully described in the Purchase Agreement. The Company may not deliver a Put Notice to the Investor during the period beginning on the Put Date of the immediately prior Put Notice and continuing through the date that is three (3) Trading Days following the Clearing Date associated with the immediately prior Put Notice, subject to certain waiver provisions set forth in the Purchase Agreement.

The Company is not permitted to issue or sell shares under the Purchase Agreement in excess of 7,994,828 shares of Common Stock, subject to adjustment as provided in the Purchase Agreement (the “Exchange Cap”), unless Shareholder Approval is obtained in accordance with Nasdaq Rule 5635(d). The Investor’s obligation to purchase shares is also subject to additional conditions, including, among others, the effectiveness of a registration statement covering the resale of the shares, continued listing and trading of the Common Stock, DWAC eligibility, no DTC chill, compliance with SEC reporting requirements, the Common Stock not being deemed a “penny stock,” and applicable Beneficial Ownership Limitation.

In connection with the Purchase Agreement, the Company also entered into a Registration Rights Agreement, dated as of September 17, 2026, with the Investor (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company agreed to file, within thirty (30) calendar days from the date of the Registration Rights Agreement, an initial registration statement covering the resale by the Investor of the maximum number of registrable securities permitted to be included thereon under applicable SEC rules, regulations and interpretations, beginning with the shares issuable upon exercise of the Warrant described below.

In connection with the Purchase Agreement, the Company issued to the Investor a Common Stock Purchase Warrant, dated September 17, 2026 (the “Warrant”), to purchase 275,000 shares of Common Stock, subject to adjustment as provided in the Warrant. The Warrant has an exercise price of $0.01 per share, is exercisable beginning on September 17, 2026, and terminates at 5:00 p.m. Eastern time on September 17, 2031. The Warrant may be exercised on a cashless basis if the Market Price of one share of Common Stock is greater than the exercise price. The Warrant also provides that it will no longer be exercisable into Common Stock upon the first occurrence of the Common Stock being deemed a “penny stock” as defined in SEC Rule 240.3a51-1 on or after September 17, 2026. The Warrant is subject to a 4.99% Beneficial Ownership Limitation. Issuances under the Warrant are also subject to the Exchange Cap unless Shareholder Approval is obtained.

The foregoing descriptions of the Purchase Agreement, the Registration Rights Agreement, and the Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement, the Registration Rights Agreement, and the Warrant, copies of which are filed as Exhibits 10.1, 10.2, and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 above is incorporated herein by reference.

The Warrant and the shares of Common Stock issuable upon exercise of the Warrant were offered and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder. The Investor represented that it is an accredited investor and that the transaction did not involve general solicitation or general advertising. The Warrant and the shares issuable upon exercise of the Warrant have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

To the extent shares of Common Stock are issued and sold to the Investor pursuant to future Put Notices under the Purchase Agreement, such shares are expected to be issued pursuant to an effective registration statement or another available exemption from registration, as applicable.

Neither this Current Report on Form 8-K nor the exhibits filed herewith constitute an offer to sell or the solicitation of an offer to buy any securities of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Common Stock Purchase Warrant, dated September 17, 2026, issued by Eva Live Inc. to Hudson Global Ventures, LLC.
10.1	Equity Purchase Agreement, dated September 17, 2026, by and between Eva Live Inc. and Hudson Global Ventures, LLC.
10.2	Registration Rights Agreement, dated September 17, 2026, by and between Eva Live Inc. and Hudson Global Ventures, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVA LIVE INC.

September 23, 2026	By:	/s/ David Boulette
Date		David Boulette
President and CEO